Exhibit 10.2

EXHIBIT “B”

Legal Description:

(THE DESCRIPTION BELOW IS A TRACT OF LAND TO BE KNOWN AS LOT 1 IN A FUTURE REPLAT OF MARIAH CENTER)

A TRACT OF LAND OVER A PORTION OF LOT 1, BLOCK 1, MARIAH CENTER, A SUBDIVISION OF LAND IN SECTION 21, TOWNSHIP 26 SOUTH, RANGE 25 WEST AND SECTION 28, TOWNSHIP 26 SOUTH, RANGE 25 WEST OF THE SIXTH PRINCIPAL MERIDIAN, DODGE CITY, FORD COUNTY, KANSAS, ACCORDING TO THE RECORDED PLAT THEREOF AND MORE PARTICULARLY DESCRIBED AS FOLLOWS;

COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER OF SECTION 21, TOWNSHIP 26 SOUTH, RANGE 25 WEST;  THENCE SOUTH 00 DEGREES 36 MINUTES 52 SECONDS WEST, ALONG THE WEST LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 21, A DISTANCE OF 1050.07 FEET;  THENCE SOUTH 88 DEGREES 43 MINUTES 40 SECONDS EAST, A DISTANCE OF 1984.59 FEET;   TO THE POINT OF BEGINNING OF A TRACT OF LAND TO BE KNOWN AS LOT 1 OF THE FUTURE REPLAT OF MARIAH CENTER;

(THE FOLLOWING DESCRIBED COURSES ARE ALONG THE OUT BOUNDARY OF THE DESCRIBED TRACT OF LAND TO BE KNOWN AS LOT 1 OF THE FUTURE REPLAT OF MARIAH CENTER).

THENCE SOUTH 88 DEGREES 43 MINUTES 40 SECONDS EAST, A DISTANCE OF 656.15 FEET;  THENCE SOUTH 88 DEGREES 44 MINUTES 18 SECONDS EAST, A DISTANCE OF 1853.43 FEET, TO A POINT ON THE WEST RIGHT-OF-WAY LINE OF U.S. HIGHWAY 50, AS SAID HIGHWAY NOW EXISTS;  THENCE SOUTH 35 DEGREES 46 MINUTES 39 SECONDS WEST, ALONG SAID WEST RIGHT-OF-WAY LINE, A DISTANCE OF 1895.58 FEET;  THENCE WESTERLY AND SOUTHWESTERLY ALONG A NON TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 710.00 FEET, A CHORD BEARING OF SOUTH 85 DEGREES 53 MINUTES 35 SECONDS WEST, A CHORD DISTANCE OF 815.32 FEET, FOR AN ARC LENGTH OF 868.46 FEET;  THENCE NORTH 35 DEGREES 33 MINUTES 18 SECONDS WEST, A DISTANCE OF 573.33 FEET;  THENCE NORTH 07 DEGREES 54 MINUTES 04 SECONDS WEST, A DISTANCE OF 143.62 FEET;  THENCE NORTH 54 DEGREES 28 MINUTES 17 SECONDS WEST, A DISTANCE OF 733.78 FEET;  THENCE NORTH 30 DEGREES 28 MINUTES 25 SECONDS EAST, A DISTANCE OF 715.35 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT OF LAND TO BE KNOWN AS LOT 1 IN A FUTURE REPLAT OF MARIAH CENTER.

CONTAINS 2,970,572 SQUARE FEET OR 68.19 ACRES MORE OR LESS.   SUBJECT TO ANY AND ALL EASEMENTS, RESTRICTIONS AND OR COVENANTS RECORDED OR UNRECORDED.